 PROSPECTUS
   October 1, 1997, revised to August 16, 1998

Personal Strategy Funds

 A family of funds diversified across stocks, bonds, and money market securities to offer three levels of potential risk and reward.

T. Rowe Price
RAM LOGO

FACTS AT A GLANCE
Personal Strategy Funds


Investment Goal
Each of the three funds seeks the highest total return over time consistent with its particular investment strategy and level of potential risk. As with all mutual funds, these funds may not meet their goals.


Strategies and Risk/Reward
Each fund will invest in a diversified portfolio of stocks, bonds, and money market securities. The investment mix will be shifted gradually within specified ranges for each fund according to the manager's outlook for the economy and the financial markets.

Generally, the higher the fund's stock component, the greater the potential return and risk of price decline.

Income Fund For income and some appreciation, approximately 50% to 70% of assets invested in bonds and money market securities, with the balance in stocks.

Risk/Reward: Lower expected risk and return than the other two funds.

Balanced Fund For both appreciation and income, approximately 50% to 70% of assets invested in stocks, with the remainder in bonds and money market securities.

Risk/Reward: Higher expected risk and return than the Income Fund but lower than the Growth Fund.

Growth Fund For greater appreciation potential, approximately 70% to 90% of assets invested in stocks, with the balance in bonds and money market securities.

Risk/Reward: Highest expected risk and return of the three funds.


Investor Profile
Individuals who seek to match their investment goals, time horizon, and risk tolerance with an investment that diversifies across several asset categories. Appropriate for both regular and tax-deferred accounts, such as IRAs.


Fees and Charges
100% no load. No fees or charges to buy or sell shares or to reinvest dividends; no 12b-1 marketing fees; free telephone exchange among T. Rowe Price funds.


Investment Manager
Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc. ("T. Rowe Price") and its affiliates managed approximately $117 billion for more than five million individual and institutional investor accounts as of June 30, 1997.

This prospectus contains information you should know before investing. Please keep it for future reference. A Statement of Additional Information about the funds, dated October 1, 1997, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. To obtain a free copy, call 1-800-638-5660.

   T. Rowe Price Personal Strategy Funds, Inc.

   Prospectus

   October 1, 1997, revised to August 16, 1998

CONTENTS
1             ABOUT THE FUNDS
              Transaction and Fund Expenses                             2
              -----------------------------------------------------------
              Financial Highlights                                      4
              -----------------------------------------------------------
              Fund, Market, and Risk Characteristics                    6
              -----------------------------------------------------------

2             ABOUT YOUR ACCOUNT
              Pricing Shares and Receiving Sale Proceeds               11
              -----------------------------------------------------------
              Distributions and Taxes                                  12
              -----------------------------------------------------------
              Transaction Procedures and Special Requirements          14
              -----------------------------------------------------------

3             MORE ABOUT THE FUNDS
              Organization and Management                              17
              -----------------------------------------------------------
              Understanding Performance Information                    19
              -----------------------------------------------------------
              Investment Policies and Practices                        20
              -----------------------------------------------------------

4             INVESTING WITH T. ROWE PRICE
              Account Requirements and Transaction Information         30
              -----------------------------------------------------------
              Opening a New Account                                    30
              -----------------------------------------------------------
              Purchasing Additional Shares                             32
              -----------------------------------------------------------
              Exchanging and Redeeming                                 32
              -----------------------------------------------------------
              Shareholder Services                                     34
              -----------------------------------------------------------
              Discount Brokerage                                       36
              -----------------------------------------------------------
              Investment Information                                   37
              -----------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 ABOUT THE FUNDS                                        1
 TRANSACTION AND FUND EXPENSES
 ----------------------------------------------------------

   o Like all T. Rowe Price funds, the Personal Strategy Funds are 100% no load.

   These tables should help you understand the kinds of expenses you will bear directly or indirectly as a fund shareholder.

   Shareholder Transaction Expenses in Table 1 shows that you pay no sales charges. All the money you invest in a fund goes to work for you, subject to the fees explained below. Annual Fund Expenses provides an estimate of how much it will cost to operate each fund for a year, based on 1997 fiscal year expenses (and any applicable expense limitations). These are costs you pay indirectly because they are deducted from each fund's total assets before the daily share price is calculated and before dividends and other distributions are made. In other words, you will not see these expenses on your account statement.


 Table 1
     Shareholder Transaction
     Expenses
                               Income          Balanced        Growth

     Sales charge "load" on
     purchases                 None            None            None

     Sales charge "load" on
     reinvested distributions  None            None            None

     Redemption fees           None            None            None

     Exchange fees             None            None            None

    Annual Fund Expenses      Percentage of Fiscal 1997 Average Net Assets

                               Income          Balanced        Growth
     Management fee (after
     reduction)                0.07%/a/        0.53%/a/        0.22%/a/

     Marketing fees (12b-1)    None            None            None

     Total other (shareholder
     servicing, custodial,
     auditing, etc.)           0.88%           0.52%           0.88%

     Total fund expenses       0.95%/a/        1.05%/a/        1.10%/a/
     (after reduction)
-------------------------------------------------------------------------------

a Management fees and total expense ratios for the funds would have been 0.48% and 1.36% for Income; 0.58% and 1.10% for Balanced; and 0.63% and 1.51% for Growth, had T. Rowe Price not agreed to reduce management fees in accordance with the expense limitations described in Table 3. Organizational expenses will be charged to the funds over a period not to exceed 60 months.

Note: A $5 fee is charged for wire redemptions under $5,000, subject to change without notice, and a $10 fee is charged for small accounts when applicable (see Small Account Fee under Transaction Procedures and Special Requirements).

ABOUT THE FUNDS                              3
   The main types of expenses, which all mutual funds may charge against fund assets, are:

  . A management fee The percent of fund assets paid to the fund's investment manager. Each fund's fee comprises a group fee, 0.33% as of May 31, 1997, and an individual fund fee, as follows: Income 0.15%, Balanced 0.25%, and Growth 0.30%.

  . "Other" administrative expenses Primarily the servicing of shareholder accounts, such as providing statements and reports, disbursing dividends, and providing custodial services.

  . Marketing or distribution fees An annual charge ("12b-1") to existing shareholders to defray the cost of selling shares to new shareholders. T. Rowe Price funds do not levy 12b-1 fees.

   For further details on fund expenses, please see Organization and Management.

  . Hypothetical example Assume you invest $1,000, the fund returns 5% annually, expense ratios remain as listed previously, and you close your account at the end of the time periods shown. Your expenses would be:


 Table 2
      Hypothetical Fund Expenses
     Fund      1 year   3 years   5 years   10 years
     Income      $10    $     30  $     53   $     117

     Balanced     11          33        58         128

     Growth       11          35        61         134
-------------------------------------------------------

   o Table 2 is just an example; actual expenses can be higher or lower than those shown.

   Table 3 sets forth expense ratio limitations and the periods for which they are effective. For each, T. Rowe Price has agreed to waive its fees and bear any expenses to the extent such fees or expenses would cause the funds' ratio of expenses to average net assets to exceed the indicated percentage limitations. Fees waived or expenses paid or assumed are subject to reimbursement to T. Rowe Price by each fund through the indicated reimbursement date, but no reimbursement will be made if it would result in the funds' expense ratios exceeding their specified limits.

T. ROWE PRICE                                 4

 Table 3
     Expense Ratio Limitations
                                         Expense Ratio
                  Limitation Period        Limitation         Reimbursement Date

     Income/a/     6/1/98-5/31/00            0.90%                 5/31/02

     Balanced/b/   6/1/96-5/31/98            1.05%                 5/31/00

     Growth/c/     6/1/98-5/31/00            1.10%                 5/31/02
------------------------------------------------------------------------------

a The Personal Strategy Income Fund previously operated under a 0.95% expense ratio limitation that expired on May 31, 1996. Effective June 1, 1996, T. Rowe Price agreed to extend this limitation through May 31, 1998. Any accrued fees or expenses are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 0.95%; however, no reimbursement will be made after May 31, 1998 (for the first agreement), May 31, 2000 (for the second agreement), or if it would result in the expense ratio exceeding 0.95%.

b The Personal Strategy Balanced Fund previously operated under a 1.05% expense ratio limitation that expired on May 31, 1996. Any accrued fees or expenses under the previous agreement are subject to reimbursement to T. Rowe Price through May 31, 1998.

c The Personal Strategy Growth Fund previously operated under a 1.10% expense ratio limitation that expired on May 31, 1996. Effective June 1, 1996, T. Rowe Price agreed to extend this limitation through May 31, 1998. Any accrued fees or expenses are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 1.10%; however, no reimbursement will be made after May 31, 1998 (for the first agreement), May 31, 2000 (for the second agreement), or if it would result in the expense ratio exceeding 1.10%.


 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------
   Table 4, which provides information about each fund's financial history, is based on a single share outstanding throughout each fiscal year. Each fund's section of the table is part of the financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The financial statements in each fund's annual report were audited by Coopers & Lybrand L.L.P., the funds' independent accountants.

ABOUT THE FUNDS                              5

 Table 4  Financial Highlights
                         Income From Investment Activities           Less Distributions                          Net Asset Value
     Period   Net Asset  Net             Net Realized    Total From  Net                                         Net Asset
     Ended    Value,     Investment      & Unrealized    Investment  Investment     Net Realized  Total          Value,
              Beginning  Income (Loss)   Gain (Loss) on  Activities  Income (Loss)  Gain (Loss)   Distributions  End of Period
              of Period                  Investments
Income Fund
     1995      $10.00       $0.41b           $0.85         $1.26        $(0.32)           --         $(0.32)          $10.94

     1996       10.94        0.50b            0.98          1.48         (0.47)       $(0.10)         (0.57)           11.85

     1997       11.85        0.51/b/          1.10          1.61         (0.50)        (0.98)         (1.48)           11.98

     Balanced Fund
     1995      $10.00       $0.33/b/         $1.08         $1.41        $(0.26)           --         $(0.26)          $11.15

     1996       11.15        0.41/b/          1.56          1.97         (0.37)       $(0.07)         (0.44)           12.68

     1997       12.68        0.42/b/          1.69          2.11         (0.40)        (0.32)         (0.72)           14.07

     Growth Fund
     1995      $10.00       $0.25/b/         $1.30         $1.55        $(0.11)           --         $(0.11)          $11.44

     1996       11.44        0.30/b/          2.29          2.59         (0.27)       $(0.07)         (0.34)           13.69

     1997       13.69        0.27/b/          2.37          2.64         (0.24)        (0.89)         (1.13)           15.20
----------------------------------------------------------------------------------------------------------------------------------

  Table 4  Financial Highlights (continued)
              Returns, Ratios, and Supplemental Data
     Period   Total Return                               Ratio of     Ratio of Net
     Ended    (Includes       Net Assets     Average     Expenses to  Investment    Portfolio
              Reinvested      ($ Thousands)  Commission  Average      Income to     Turnover
              Distributions)                 Rate Paid   Net Assets   Average       Rate
                                                                      Net Assets
Income Fund
     1995        12.90%b        $ 20,705           --     0.95%ab       4.71%ab       50.5%a

     1996        13.84b           25,545      $0.0522     0.95b         4.31b         34.1

     1997        14.70/b/         44,368       0.0375     0.95/b/       4.38/b/       44.8

     Balanced Fund
     1995        14.35%b        $ 13,336           --     1.05%ab       3.74%ab       25.8%a

     1996        17.97b          116,826      $0.0398     1.05b         3.44b         47.7

     1997        17.21/b/        205,883       0.0369     1.05/b/       3.20/b/       54.0

     Growth Fund
     1995        15.65%b        $ 10,748           --     1.10%/ab/     2.76%ab       25.7%a

     1996        22.83b           24,954      $0.0441     1.10/b/       2.27b         39.5

     1997        19.89/b/         67,552       0.0378     1.10/b/       2.24/b/       39.6
-----------------------------------------------------------------------------------------------

a Annualized.

b Excludes expenses in excess of a voluntary expense limitation in effect through May 31, 1998.

T. ROWE PRICE                                 6
 FUND, MARKET, AND RISK CHARACTERISTICS: WHAT TO EXPECT
 ----------------------------------------------------------
   To help you decide whether one of these funds is appropriate for you, this section takes a closer look at each fund's investment objective and approach.

 Table 5
Differences Among Funds

     Fund        Benchmarks                   Ranges     Relative Risk/Reward


     Income      40%  Stocks                  30 - 50%   Lower
                 40%  Bonds                   30 - 50%
                 20%  Money markets           10 - 30%

     Balanced    60%  Stocks                  50 - 70%   More than Income
                 30%  Bonds                   20 - 40%   Less than Growth
                 10%  Money markets            0 - 20%

     Growth      80%  Stocks                  70 - 90%   Higher
                 20%  Bond and money markets  10 - 30%
-------------------------------------------------------------------------------

 What are the funds' objectives and investment programs?

  . Income Fund The objective is the highest total return over time consistent with a primary emphasis on income and a secondary emphasis on capital appreciation. The fund pursues this objective by investing in a diversified portfolio typically consisting of approximately 40% stocks, 40% bonds, and 20% money market securities.


   o Generally, the greater the portion of total return derived from stocks, the higher the fund's potential return over time and the greater the risk of price declines.

  . Balanced Fund The objective is the highest total return over time consistent with an emphasis on both capital appreciation and income. The fund pursues this objective by investing in a diversified portfolio typically consisting of approximately 60% stocks, 30% bonds, and 10% money market securities.

  . Growth Fund The objective is the highest total return over time consistent with a primary emphasis on capital appreciation; income is expected to play a secondary role. The fund pursues this objective by investing in a diversified portfolio typically consisting of approximately 80% stocks and 20% bonds and money market securities.

  . Under normal conditions, allocations for each fund can vary by 10% above or below the ranges stated in Table 5, based on the fund manager's outlook for the economy and the financial markets. There is no guarantee the funds will achieve their objectives.

ABOUT THE FUNDS                              7
   o Under unusual market conditions, for temporary defensive purposes, each of the funds may invest in money market securities without limitation.


 What are the general characteristics and risk factors of these major asset classes?

  . Stocks represent ownership in a corporation. Common stock prices fluctuate with changes in a company's current earnings and future prospects and with overall stock market conditions. Stocks of many well-established corporations offer the potential for appreciation and rising dividends. While smaller companies usually reinvest earnings in their own growth and, therefore, pay minimal or no dividends, they offer the possibility of even greater appreciation if their businesses prosper and grow.

   Historically, stocks have provided higher returns over time than bonds or money market securities and, therefore, offer a way to invest for long-term growth of capital. In addition, stock investments have provided the greatest protection against the erosion of purchasing power caused by inflation.

   Share prices of all companies, even the best managed and most profitable, can fall for any number of reasons, ranging from lower-than-expected earnings to changes in investor psychology. Significant trading by large institutional investors also can lead to price declines. In addition, if our assessment of company prospects proves incorrect, companies that our managers and analysts expect to do well may perform poorly. Since 1950, the U.S. stock market has experienced 10 negative years as well as steep drops of shorter duration. Its worst calendar quarter return in recent years was -22.5% in 1987's fourth quarter. For these reasons, equity investors should have a long-term investment horizon and be willing to wait out bear markets.


   o Each fund's share price will fluctuate; when you sell your shares, you may lose money.

  . Bonds are debt securities, meaning the issuer has a contractual obligation to pay interest at a fixed rate on specified dates and to repay principal (the bond's face value) upon maturity. Bonds have two main sources of risk. Credit risk refers to the possibility that a bond's price may fall due to a credit downgrade or "default," i.e., the issuer failing to make an interest or principal payment. Interest rate risk refers to a bond's price movement in response to changes in interest rates. When rates rise, bond prices fall, and vice versa. Generally, the longer a bond's maturity, the greater its potential price fluctuation.

   The funds expect to invest primarily in bonds with investment-grade credit ratings. However, the funds may also make investments in more volatile below-investment-grade (or "junk") bonds, including bonds with the lowest rating. Investment-grade securities include a range from the highest rated
   (AAA) to medium quality (BBB). Securities in the BBB category may be more susceptible

T. ROWE PRICE                                 8
   to price declines arising from adverse economic conditions or changing circumstances and securities at the lower end of the BBB category have certain speculative characteristics. Prices of junk bonds are usually more affected by adverse economic conditions or a deterioration in the issuer's financial circumstances than by overall changes in interest rates. To compensate investors for higher credit risk exposure, such bonds usually provide higher income. Please see High-Yield/High-Risk Investing for further information on these investments.


   o For a more detailed discussion of the funds' investments and their risk factors, please see Investment Policies and Practices.

  . Money market securities are debt obligations issued primarily by the U.S.
   government, government agencies, and corporations. The high credit ratings, short maturities, and high liquidity of the funds' money market securities should minimize their credit and market risk. Their low risk is usually accompanied by low potential returns relative to other investments.


 How does the portfolio manager try to reduce risk?

   Consistent with each fund's objective, the managers of the Personal Strategy Funds actively seek to reduce risk and increase total return. Risk management tools include:

  . Broad diversification of assets to reduce the impact of a single holding or asset class on a fund's share price.

  . Gradual allocation changes among and within asset classes (stocks, bonds, etc.) to take advantage of market opportunities and changing economic conditions.

  . Thorough research of stocks, bonds, and other securities by our analysts to find the most favorable investment opportunities.


   o The fund manager regularly reviews the asset allocation and may make gradual changes, within the defined ranges, based on the outlook for the economy, interest rates, and the financial markets. The funds will not attempt to time short-term market moves.


 What are the advantages of having three Personal Strategy Funds instead of just one?

   To accommodate a wider range of investor preferences and time horizons than would be possible with a single fund, these funds offer three different combinations of the appreciation potential of common stocks, the greater income of bonds, and the stability of money market securities. These allocation mixes represent three distinct levels of potential returns and investment risk.

ABOUT THE FUNDS                              9
   Generally, the potential for higher investment returns over time is accompanied by higher investment risk-the risk of declines in the value of your principal. Investors respond differently to this risk/reward trade-off; some are comfortable with higher risk levels, while others are not. An investor's time horizon should play a major role in the choice of
   investments. A fundamental investment     principle is that those with a
   longer investment horizon, such as 15 years, can pursue a more aggressive
   investment program than those with a shorter       horizon, such as five
   years. Also, investors who seek a more aggressive approach at a particular
   stage of their lives may prefer a more balanced or     conservative approach
   at another stage as their circumstances, investment horizon, or investment objectives change.


 What are the advantages of diversifying across stocks, bonds, and money market securities?

   Diversification is the investment equivalent of not putting all your eggs in one basket. While there is no guarantee, a fund's overall volatility could be reduced by spreading investments across several types of assets. Since prices of stocks and bonds may respond differently to changes in economic conditions and interest rate levels, a rise in bond prices, for example, could help offset a fall in stock prices. Money market securities have a stabilizing influence, since their price fluctuations are very small. In addition, the steady income provided by bonds and money market securities contributes positively to a portfolio's total return, cushioning the impact of any price declines or enhancing price increases.

   Diversification among asset classes is intended to reduce the risk associated with investing in a single asset category; however, there is no guarantee the strategy will always result in lower overall volatility for any of the funds.


 Why include foreign securities?

   The funds may invest a portion of their assets in foreign securities. Foreign stocks and bonds offer advantages to a portfolio but also represent additional risk. The potential advantages are extra diversification and enhanced returns. Since foreign stock and bond markets may move independently from their U.S. counterparts, such investments could reduce a portfolio's short-term price fluctuations while offering a way to participate in markets that may generate attractive returns. Of course, if U.S. and foreign markets move in the same direction, the positive or negative effect on a fund's share price could be magnified. In addition, a significant decline in foreign securities' prices would reduce the funds' returns.


   o For a discussion of the effects of currency exchange rate fluctuations and other special risks of foreign investing, please see Investment Policies and Practices.

T. ROWE PRICE                                 10
 How can I decide which fund is most appropriate for me?

   Review your own financial objectives, investment time horizon, and risk tolerance. In addition, please see Table 5, which summarizes the funds' main characteristics, to help you choose a fund (or funds) for your particular needs.

  . The Income Fund is designed for investors who value substantial investments in income-producing securities but also seek some capital growth. The fund will invest at least 65% of its total assets in income-producing bonds and dividend-paying common stocks.

  . The Balanced Fund is intended for those seeking a middle-of-the-road approach that emphasizes stocks for their higher capital appreciation potential but retains a significant income component to temper volatility. The fund will invest at least 25% of its total assets in senior fixed income securities.

  . The Growth Fund, with the greatest exposure to stocks, is designed for more aggressive investors who can withstand the market's inevitable setbacks to seek its potential long-term rewards. The fund will invest at least 65% of its total assets in common stocks of companies whose earnings or dividends are expected by T. Rowe Price to increase.


   o The fund or funds you select should not be relied upon as a complete investment program nor be used for short-term trading purposes.


 Is there other information I need to review before making a decision?

   Be sure to read Investment Policies and Practices in Section 3, which discusses the principal types of portfolio securities that the funds may purchase as well as the types of management practices that the funds may use.

 ABOUT YOUR ACCOUNT                                        2
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price equity fund.


 How and when shares are priced

   The share price (also called "net asset value" or NAV per share) for each fund is calculated at 4 p.m. ET each day the New York Stock Exchange is open for business. To calculate the NAV, a fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.


   o The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional and employer-sponsored retirement accounts.


 How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.


 How you can receive the proceeds from a sale


   o When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. Proceeds sent by ACH transfer should be credited the second day after the sale. ACH is an automated method of initiating payments from, and receiving payments in, your financial institution account. ACH is a payment system supported by over 20,000 banks, savings banks, and credit unions, which electronically exchanges the transactions primarily through the Federal Reserve Banks. Proceeds sent by bank wire should be credited to your account the next business day.

T. ROWE PRICE                                 12
  . Exception: Under certain circumstances and when deemed to be in the fund's best interests, your proceeds may not be sent for up to five business days after we receive your sale or exchange request. If you were exchanging into a bond or money fund, your new investment would not begin to earn dividends until the sixth business day.


   o If for some reason we cannot accept your request to sell shares, we will contact you.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------

   o All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the business day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   Income dividends
  . The Balanced and Income Funds declare and pay dividends (if any) quarterly.

  . The Growth Fund declares and pays dividends (if any) annually.

  . All or part of the funds' dividends will be eligible for the 70% deduction for dividends received by corporations.

   Capital gains
  . A capital gain or loss is the difference between the purchase and sale price of a security.

  . If the fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is usually declared and paid during the first quarter of the following year.

ABOUT THE FUNDS                              13
 Tax Information


   o You will be sent timely information for your tax filing needs.

   You need to be aware of the possible tax consequences when:

  . The fund makes a distribution to your account.

  . You sell fund shares, including an exchange from one fund to another.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes.

   In January, you will be sent Form 1099-B, indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For accounts opened new or by exchange in 1983 or later, we will provide you with the gain or loss of the shares you sold during the year, based on the "average cost" method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions
   The following summary does not apply to retirement accounts, such as IRAs, which are tax-deferred until you withdraw money from them.

   In January, you will be sent Form 1099-DIV, indicating the tax status of any dividend and capital gain distribution made to you. This information will also be reported to the IRS. All distributions made by the funds are taxable to you for the year in which they were paid. The only exception is that distributions declared during the last three months of a calendar year and paid in January are taxed as though they were paid by December 31. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividend, if any, that may be exempt from state income taxes.

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Recent changes in the tax code revised capital gain holding periods for long-term gains and created a new class of mid-term gains. Short-term (one year or less) capital gain distributions continue to be taxable at the same rates as ordinary income. Gains on securities held more than 12 months but not more than 18 months (mid-term gains) are taxed at the rates formerly applicable to long-term gains, and gains on securities held for more than 18 months are taxed at a

T. ROWE PRICE                                 14
   new and lower long-term rate. If you realize a loss on the sale or exchange of fund shares held six months or less, your short-term loss recognized is reclassified to long-term to the extent of any net capital gain distribution received.

   Gains and losses from the sale of foreign currencies and the foreign currency gain or loss resulting from the sale of a foreign debt security can increase or decrease a fund's ordinary income dividend. Net foreign currency losses may result in the fund's dividend being classified as a return of capital.

   If a fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the fund's dividends, but will still be included in your taxable income. However, you may be able to claim an offsetting deduction on your tax return for your portion of foreign taxes paid by the fund.


   o Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain or dividend distribution. If you buy shares shortly before or on the "record date"-the date that establishes you as the person to receive the upcoming distribution-you will receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund's record date(s) before investing. Of course, the fund's share price may reflect undistributed capital gains or income and unrealized appreciation at any time.



 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------

   o Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price fund as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.

ABOUT THE FUNDS                              15
 Sale (Redemption) Conditions

   10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. (The 10-day hold does not apply to the following: purchases paid for by bank wire; cashier's, certified, or treasurer's checks; or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions
   Exchange and redemption services through telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the box that states that you do not want these services. Personal computer transactions must be authorized separately. T. Rowe Price funds use reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone are genuine and are not liable for acting on these instructions. If these procedures are not followed, it is the opinion of certain regulatory agencies that the fund may be liable for any losses that may result from acting on the instructions given. A confirmation is sent promptly after the telephone transaction. All conversations are recorded.

   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading


   o T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the fund and raise its expenses. We define "excessive trading" as exceeding one purchase and sale involving the same fund within any 120-day period.

   For example, you are in fund A. You can move substantial assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C.

   If you exceed the number of trades described above, you may be barred indefinitely from further purchases of T. Rowe Price funds.

T. ROWE PRICE                                 16
   Three types of transactions are exempt from excessive trading guidelines: 1) trades solely between money market funds; 2) redemptions that are not part of exchanges; and 3) systematic purchases or redemptions (see Shareholder Services).


 Keeping Your Account Open

   Due to the relatively high cost to the funds of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.


 Small Account Fee

   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the funds' transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/ UTMA accounts, for which the limit is $500. The fee will be waived for any investor whose aggregate T. Rowe Price mutual fund investments total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee will not apply to IRAs and other retirement plan accounts. (A separate custodial fee may apply to IRAs and other retirement plan accounts.)


 Signature Guarantees


   o A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUNDS                                        3
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How are the funds organized?

   T. Rowe Price Personal Strategy Funds, Inc. (the "Corporation") was incorporated in Maryland in 1994. The Income, Balanced, and Growth Funds were each organized in 1994 as series of the Corporation and are registered as diversified, open-end investment companies or mutual funds. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.


   o Shareholders benefit from T. Rowe Price's 60 years of investment management experience.


 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  . Receive a proportional interest in a fund's income and capital gain distributions.

  . Cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of changes in the fund's management contract.


 Do T. Rowe Price funds have annual shareholder meetings?

   The funds are not required to hold annual meetings and, in order to avoid unnecessary costs to fund shareholders, do not intend to do so except when certain matters, such as a change in a fund's fundamental policies, are to be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include a voting card for you to mail back.

T. ROWE PRICE                                 18
 Who runs the funds?

   General Oversight
   The Corporation is governed by a Board of Directors that meets regularly to review the funds' investments, performance, expenses, and other business affairs. The Board elects the Corporation's officers. The policy of the Corporation is that a majority of Board members will be independent of T. Rowe Price.


   o All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price-specifically by each fund's portfolio managers.

   Portfolio Management
   The funds' investments are guided by two committees. An Asset Allocation Committee meets regularly to determine the asset allocation of the three funds among stocks, bonds, and money market securities. Committee members include Peter Van Dyke, Chairman, Stephen W. Boesel, Edmund M. Notzon, William T. Reynolds, James S. Riepe, Charles P. Smith, and M. David Testa. The Asset Allocation Committee has been acting in this role for T. Rowe Price since 1990 and its members bring a wide range of investment experience to this task.

   Day-to-day responsibility for managing the funds' investments lies with an Investment Advisory Committee comprising Messrs. Van Dyke, Chairman, Boesel, Notzon, Reynolds, and Testa, Donald J. Peters, Judith B. Ward, and Richard T. Whitney. The committee chairman works with the committee in developing and executing the funds' investment programs. Mr. Van Dyke has been managing investments since joining T. Rowe Price in 1985.

   Marketing
   T. Rowe Price Investment Services, Inc., a wholly owned subsidiary of T. Rowe Price, distributes (sells) shares of this and all other T. Rowe Price funds.

   Shareholder Services
   T. Rowe Price Services, Inc., another wholly owned subsidiary, acts as the fund's transfer and dividend disbursing agent and provides shareholder and administrative services. Services for certain types of retirement plans are provided by T. Rowe Price Retirement Plan Services, Inc., also a wholly owned subsidiary. The address for each is 100 East Pratt St., Baltimore, MD 21202.


 How are fund expenses determined?

   The management agreement spells out the expenses to be paid by each fund. In addition to the management fee, the funds pay for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director/trustee fees and expenses.

ABOUT THE FUNDS                              19
   The funds paid the expenses shown in Table 6 for the fiscal year ended May 31, 1997.

 Table 6
     Service Fees Paid
                                  Subaccounting
     Fund         Transfer Agent  Services        Accounting


     Income       $29,000         $ 58,000        $70,000

     Balanced     72,000          436,000         70,000

     Growth       76,000          65,000          70,000
--------------------------------------------------------------


   The Management Fee
   This fee has two parts-an "individual fund fee" (discussed under Transaction and Fund Expenses), which reflects a fund's particular investment management costs, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except Equity Index, the Spectrum Funds, and any institutional or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

0.480%  First $1 billion  0.360%  Next $2 billion   0.310%  Next $16 billion
----------------------------------------------------------------------------
0.450%  Next $1 billion   0.350%  Next $2 billion   0.305%  Next $30 billion
----------------------------------------------------------------------------
0.420%  Next $1 billion   0.340%  Next $5 billion   0.300%  Thereafter
----------------------------------------------------------------------------
0.390%  Next $1 billion   0.330%  Next $10 billion
----------------------------------------------------------------------------
0.370%  Next $1 billion   0.320%  Next $10 billion


   Each fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined Price funds' assets of over $71 billion at June 30, 1997, the group fee was 0.33%.



 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us, in our newsletter, The Price Report, in Insights articles, in T. Rowe Price advertisements, and in the media.

T. ROWE PRICE                                 20
 Total Return

   This tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Including reinvested distributions means that total return numbers include the effect of compounding, i.e., you receive income and capital gain distributions on a rising number of shares.

   Advertisements for a fund may include cumulative or compound average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.


   o Total return is the most widely used performance measure. Detailed performance information is included in each fund's annual and semiannual shareholder reports and in the quarterly Performance Update, which are all available without charge.


 Cumulative Total Return

   This is the actual rate of return on an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated between the beginning and end of the period specified.


 Average Annual Total Return

   This is always hypothetical. Working backward from the actual cumulative return, it tells you what constant year-by-year return would have produced the actual cumulative return. By smoothing out all the variations in annual performance, it gives you an idea of the investment's annual contribution to your portfolio, provided you held it for the entire period in question.



 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of securities the funds may hold in their portfolios and the various kinds of investment practices that may be used in day-to-day portfolio management. The funds' investment programs are subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change a fund's objective and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies" which can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. The funds adhere to applicable

ABOUT THE FUNDS                              21
   investment restrictions and policies at the time they make an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

   Each fund's holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, the funds are not permitted to invest more than 10% of total assets in hybrid instruments. While these restrictions provide a useful level of detail about a fund's investment program, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in hybrid instruments could have significantly more impact on a fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all a fund's other investments.

   Changes in each fund's holdings, each fund's performance, and the contribution of various investments are discussed in the shareholder reports sent to you.


   o Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help the funds achieve their objectives.


 Types of Portfolio Securities

   In seeking to meet their investment objectives, the funds may invest in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with the funds' investment programs. The following pages describe the principal types of portfolio securities and investment management practices of the funds.

   Fundamental policy A fund will not purchase a security if, as a result, with respect to 75% of the fund's total assets, more than 5% of its total assets would be invested in securities of a single issuer or more than 10% of the voting securities of the issuer would be held by the fund.

   Bonds
   A bond is an interest-bearing security- an IOU-issued by companies or governmental units. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date. An issuer may have the right to redeem or "call" a bond before maturity, and the investor may have to reinvest the proceeds at lower market rates.

   A bond's annual interest income, set by its coupon rate, is usually fixed for the life of the bond. Its yield (income as a percent of current price) will fluctuate to reflect changes in interest rate levels. A bond's price usually rises when interest rates fall, and vice versa, so its yield stays current.

T. ROWE PRICE                                 22
   Bonds may be unsecured (backed by the issuer's general creditworthiness only) or secured (also backed by specified collateral).

   Certain bonds have interest rates that are adjusted periodically. These interest rate adjustments tend to minimize fluctuations in the bonds' principal values. The maturity of those securities may be shortened under certain specified conditions.

   Bonds may be designated as senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt.

   Common and Preferred Stocks
   Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the funds may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

   Convertible Securities and Warrants
   The funds may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

   Foreign Securities
   The funds may invest in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs). Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and

ABOUT THE FUNDS                              23
   the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). These risks are heightened for investments in developing countries, and there is no limit on the amount of the funds' foreign investments that may be made in such countries.

   Operating policy Each fund may invest up to 35% of its total assets (excluding reserves) in foreign securities.

   Asset-Backed Securities
   An underlying pool of assets, such as credit cards or automobile trade receivables or corporate loans or bonds, backs these bonds and provides the interest and principal payments to investors. Credit quality depends primarily on the quality of the underlying assets and the level of credit support, if any, provided by the issuer. The underlying assets (i.e., loans) are subject to prepayments, which can shorten the securities' weighted average life and may lower their return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, servicing agent, or the financial institution providing the credit support. There is no limit on the portion of the funds' fixed income investments in these securities.

   Mortgage-Backed Securities
   The funds may invest in a variety of mortgage-backed securities. Mortgage lenders pool individual home mortgages with similar characteristics to back a certificate or bond, which is sold to investors such as the funds. Interest and principal payments generated by the underlying mortgages are passed through to the investors. The "big three" issuers are Government National Mortgage Association (GNMA), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac). GNMA certificates are backed by the full faith and credit of the U.S. government, while others, such as Fannie Mae and Freddie Mac certificates, are only supported by the ability to borrow from the U.S. Treasury or supported only by the credit of the agency. Private mortgage bankers and other institutions also issue mortgage-backed securities.

   Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, mortgage securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the pace of mortgage prepayments picks up. These refinanced mortgages are paid off at face value (par), causing a loss for any investor who may have purchased the security at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect a fund's net asset value. When rates rise, however, mortgage-backed securities have historically experienced smaller price declines than comparable quality

T. ROWE PRICE                                 24
   bonds. In addition, when rates rise, and prepayments slow, the effective duration of mortgage-backed securities extends, resulting in increased volatility. There is no limit on the portion of the funds' fixed income investments in these securities.

   Additional mortgage-backed securities in which the funds may invest include:

  . Collateralized Mortgage Obligations (CMOs) CMOs are debt securities that are fully collateralized by a portfolio of mortgages or mortgage-backed securities. All interest and principal payments from the underlying mortgages are passed through to the CMOs in such a way as to create, in most cases, more definite maturities than is the case with the underlying mortgages. CMOs may pay fixed or variable rates of interest, and certain CMOs have priority over others with respect to the receipt of prepayments.

  . Stripped Mortgage Securities Stripped mortgage securities (a type of potentially high-risk derivative) are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a CMO to create additional classes of securities. Generally, one class receives only interest payments (IOs) and one principal payments (POs). Unlike GNMA securities and POs, the value of IOs tends to move in the same direction as interest rates. The funds could use IOs as a hedge against falling prepaying rates (interest rates are rising) and/or a bear market environment. POs can be used as a hedge against rising prepayment rates (interest rates are falling) and/or a bull market environment. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments.

   A rapid or unexpected increase in prepayments can severely depress the price of IOs, while a rapid or unexpected decrease in prepayments could have the same effect on POs. These securities are very volatile in price and may have lower liquidity than most other mortgage-backed securities. Certain non-stripped CMOs may also exhibit these qualities, especially those which pay variable rates of interest which adjust inversely with, and more rapidly than, short-term interest rates. In addition, if interest rates rise rapidly and prepayment rates slow more than expected, certain CMOs, in addition to losing value, can exhibit characteristics of longer securities and become more volatile. There is no guarantee a fund's investment in CMOs, IOs, or POs will be successful, and a fund's total return could be adversely affected as a result.

   Operating policy Each fund may invest up to 10% of its total assets in stripped mortgage securities.

ABOUT THE FUNDS                              25
   High-Yield/High-Risk Investing
   The total return and yield of lower-quality (high-yield/high-risk) bonds, commonly referred to as "junk" bonds, can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in lower-medium- and low-quality bonds involves greater investment risk and is highly dependent on T. Rowe Price's credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire junk bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market's psychology. This type of volatility is usually associated more with stocks than bonds, but junk bond investors should be prepared for it.

   Operating policy The Growth, Balanced, and Income Funds may each invest up to 15%, 20%, and 25%, respectively, of their total assets in below-investment-grade or junk bonds.

   Hybrid Instruments
   These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency, or securities index or another interest rate (each a "benchmark"). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids exposes the funds to the credit risk of the issuer of the hybrid. These risks may cause significant fluctuations in the net asset value of the funds.

T. ROWE PRICE                                 26
   o Hybrids can have volatile prices and limited liquidity, and their use by the funds may not be successful.

   Operating policy Each fund may invest up to 10% of its total assets in hybrid instruments.

   Zero Coupon Bonds and Pay-in-Kind Bonds
   A zero coupon bond does not make cash interest payments during the life of the bond. Instead, it is sold at a deep discount to face value, and the interest consists of the gradual appreciation in price as the bond approaches maturity. "Zeros" can be an attractive financing method for issuers with near-term cash-flow problems. Pay-in-kind (PIK) bonds pay interest in cash or additional securities, at the issuer's option, for a specified period. Like zeros, they may help a corporation economize on cash. PIK prices reflect the market value of the underlying debt plus any accrued interest. Zeros and PIKS can be higher- or lower-quality debt, and both are more volatile than coupon bonds.

   Each fund is required to distribute to shareholders income imputed to any zero or PIK investments. Such distributions could reduce a fund's reserve position.

   Operating policy Each fund may invest up to 10% of its total assets in zero coupon and pay-in-kind bonds.

   Private Placements
   These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

   Operating policy Each fund will not invest more than 15% of its net assets in illiquid securities.


 Types of Management Practices

   Reserve Position
   Each fund will hold a certain portion of its assets in money market reserves. Each fund's reserve position can consist of shares of one or more T. Rowe Price internal money market funds as well as short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements. For temporary, defensive purposes, a fund may invest without limitation in money market reserves. The reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and can serve as a short-term defense during periods of unusual market volatility.

ABOUT THE FUNDS                              27
   Borrowing Money and Transferring Assets
   The funds can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the funds' investment objectives and programs. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33 1/3% of total fund assets.

   Operating policies Each fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of a fund's total assets. A fund may not purchase additional securities when borrowings exceed 5% of total assets.

   Futures and Options
   Futures (a type of potentially high-risk derivative) are often used to manage risk because they enable the investor to buy or sell an asset in the future at an agreed upon price. Options (another type of potentially high-risk derivative) give the investor the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. The funds may buy and sell futures and options contracts for any number of reasons, including: to manage their exposure to changes in interest rates, stock and bond prices, and foreign currencies; as an efficient means of adjusting their overall exposure to certain markets; to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. The funds may purchase, sell, or write call and put options on securities, financial indices, and foreign currencies.

   Futures contracts and options may not always be successful hedges and their prices can be highly volatile. Using them could lower the fund's total return, and the potential loss from the use of futures can exceed the fund's initial investment in such contracts.

   Operating policies Futures: Initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of a fund's net asset value. Options on securities: The total market value of securities against which a fund writes call or put options may not exceed 25% of its total assets. A fund will not commit more than 5% of its total assets to premiums when purchasing call or put options.

   Interest Rate Transactions
   The funds may enter into various interest rate transactions (a type of potentially high-risk derivative investment), such as interest rate swaps and the purchase or sale of interest rate caps, collars, and floors, to preserve a return or spread on a particular investment or portion of its portfolio, to create synthetic securities, or to structure transactions designed for other purposes.

T. ROWE PRICE                                 28
   Operating policy Each fund will not invest more than 10% of its total assets in interest rate transactions.

   Managing Foreign Currency Risk
   Investors in foreign securities may "hedge" their exposure to potentially unfavorable currency changes by purchasing a contract to exchange one currency for another on some future date at a specified exchange rate. In certain circumstances, a "proxy currency" may be substituted for the currency in which the investment is denominated, a strategy known as "proxy hedging." Although foreign currency transactions will be used primarily to protect the funds' foreign securities from adverse currency movements relative to the dollar, they involve the risk that anticipated currency movements will not occur and the funds' total return could be reduced.

   Lending of Portfolio Securities
   Like other mutual funds, the funds may lend securities to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, a fund could experience delays in recovering its securities and possibly capital losses.

   Fundamental policy The value of loaned securities may not exceed 33 1/3% of total fund assets.

   When-Issued Securities and Forward Commitment Contracts
   The funds may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. There is no limit on the portion of the funds' fixed income investments in these securities. The price of these securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. To the extent each fund remains fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in the fund's net asset value than if the fund did not purchase them.

   Portfolio Turnover
   The funds will not generally trade in securities (either common stocks or bonds) for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. A high portfolio turnover rate may increase transaction costs and result in additional taxable gains. The portfolio turnover rate for each fund for the fiscal years ended May 31, 1997, 1996, and 1995, is set forth in Table 7.

ABOUT THE FUNDS                              29

 Table 7
     Portfolio Turnover Rates
     Fund         1997      1996      1995/a/

     Balanced     54.0%     47.7%     25.8%

     Growth       39.6      39.5      25.7

     Income       44.8      34.1      50.5
------------------------------------------------

a Annualized

   Credit-Quality Considerations
   The credit quality of most bond issues is evaluated by rating agencies such as Moody's and Standard & Poor's. Credit quality refers to the issuer's ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to be the best credit risks. T. Rowe Price research analysts also evaluate all portfolio holdings of each fund, including those rated by outside agencies. The lower the rating on a bond, the higher the yield, other things being equal.

   Table 8 shows the rating scale used by the major rating agencies. T. Rowe Price considers publicly available ratings, but emphasizes its own credit analysis when selecting investments.

 Table 8
     Ratings of Corporate Debt Securities
                 Moody's         Standard &       Fitch
                 Investors       Poor's           Investors
                 Service, Inc.   Corporation      Service, Inc.                Definition

     Long Term   Aaa             AAA              AAA                          Highest quality

                 Aa              AA               AA                           High quality

                 A               A                A                            Upper-medium grade

                 Baa             BBB              BBB                          Medium grade

                 Ba              BB               BB                           Low grade

                 B               B                B                            Speculative

                 Caa, Ca         CCC, CC          CCC, CC                      Sub-marginal

                 Ca              C                C                            Income bond, no interest paid

                 C               D                DDD, DD, D                   Probably in default

                 Moody's                          S&P                          Fitch
                                                  A-1+  Extremely strong       F-1+        Exceptionally strong quality
     Commercial                  Superior         A-1   quality                F-1         Very strong quality
     Paper       P-1             quality                Strong quality
                 C
                 P-2             Strong quality   A-2   Satisfactory quality   F-2         Good credit quality
                 C
                                 Acceptable       A-3   Adequate quality       F-3         Fair credit quality
                 P-3             quality          B     Speculative quality    F-S         Weak credit quality
                                                  C     Doubtful quality
--------------------------------------------------------------------------------------------------------------------------

 INVESTING WITH T. ROWE PRICE                                        4
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification Number
We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

Employer-Sponsored Retirement Plans and Institutional Accounts
T. Rowe Price Trust Company 1-800-492-7670 1-410-625-6585
Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts

Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the address on the next page. We do not accept third party checks to open new accounts, except for IRA Rollover checks that are properly endorsed.

ABOUT THE FUNDS                              31
Regular Mail
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21298-9353

Mailgram, Express, Registered, or Certified Mail
T. Rowe Price Account Services 10090 Red Run Blvd. Owings Mills, MD 21117

By Wire
Call Investor Services for an account number and give the following wire information to your bank:

PNC Bank, N.A. (Pittsburgh) ABA# 043000096
T. Rowe Price [fund name] Account#1004397951 name of owner(s) and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed above.

Note: No services will be established and IRS penalty withholding may occur until a signed New Account Form is received. Also, retirement plans cannot be opened by wire.

By Exchange
Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Shareholder Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person
Drop off your New Account Form at any location listed on the cover and obtain a receipt.

Through a Broker
If you buy or sell T. Rowe Price funds through anyone other than T. Rowe Price, such as broker-dealers or banks, you may be charged transaction or service fees by those institutions. No such fees are charged by T. Rowe Price Investment Services or the T. Rowe Price funds for transactions conducted directly with the fund.

T. ROWE PRICE                                 32
 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$100 minimum purchase; $50 minimum for retirement plans, Automatic Asset Builder, and gifts or transfers to minors (UGMA/UTMA) accounts

By ACH Transfer
Use Tele*Access or your personal computer or call Investor Services if you have established electronic transfers using the ACH network.

By Wire
Call Shareholder Services or use the wire address in Opening a New Account.

By Mail
1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the address shown below with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

3. Remember to provide your account number and the fund name on the memo line of your check.

Regular Mail
T. Rowe Price Funds Account Services P.O. Box 89000 Baltimore, MD 21289-1500

/(For mailgrams, express, registered, or certified mail, see previous / /section.)/

By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
By Phone
Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer, Tele*Access (if you have previously authorized telephone services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.

ABOUT THE FUNDS                              33
Redemption proceeds can be mailed to your account address, sent by ACH transfer, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers - By Wire under Shareholder Services.

By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to indicate any fund you are exchanging out of and the fund or funds you are exchanging into. Please mail to the appropriate address below. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees).

Regular Mail
For nonretirement and IRA accounts
T. Rowe Price Account Services P.O. Box 89000 Baltimore, MD 21289-0220

For employer-sponsored retirement accounts
T. Rowe Price Trust Company P.O. Box 89000 Baltimore, MD 21289-0300

/(For mailgrams, express, registered, or certified mail, see addresses / /under Opening a New Account.)/

Redemptions from employer-sponsored retirement accounts must be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.

Rights Reserved by the Fund
The fund and its agents reserve the right to waive or lower investment minimums; to accept initial purchases by telephone or mailgram; to refuse any purchase order; to cancel or rescind any purchase or exchange (for example, if an account has been restricted due to excessive trading or fraud) upon notice to the shareholder within five business days of

T. ROWE PRICE                                 34
the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; to otherwise modify the conditions of purchase and any services at any time; or to act on instructions believed to be genuine.



 SHAREHOLDER SERVICES
 ----------------------------------------------------------
Shareholder Services 1-800-225-5132 1-410-625-6500
Investor Services 1-800-638-5660 1-410-547-2308
Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section reviews some of the principal services currently offered. Our Services Guide contains detailed descriptions of these and other services.

If you are a new T. Rowe Price investor, you will receive a Services Guide with our Welcome Kit.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

Retirement Plans
We offer a wide range of plans for individuals, institutions, and large and small businesses: IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k), and 403(b)(7). For information on IRAs, call Investor Services. For information on all other retirement plans, including our no-load variable annuity, please call our Trust Company at 1-800-492-7670.

Exchange Service
You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into

ABOUT THE FUNDS                              35
a state tax-free fund are limited to investors living in states where the fund is registered.) Some of the T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months or one year, as specified in the prospectus. The fee is paid to the fund.

Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days
Tele*Access
24-hour service via toll-free number enables you to (1) access information on fund yields, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers below).

T. Rowe Price OnLine
24-hour service via dial-up modem provides the same services as Tele*Access but on a personal computer. Please call Investor Services for an information guide.

After obtaining proper authorization, account transactions may also be conducted on the Internet.

Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the cover.

Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

T. ROWE PRICE                                 36
Checkwriting
(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder
You instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.



 DISCOUNT BROKERAGE
 ----------------------------------------------------------
This additional service gives you the opportunity to easily consolidate all of your investments with one company. Through our discount brokerage, you can buy and sell individual securities - stocks, bonds, options, and others - at commission savings over full-service brokers. We also provide a wide range of services, including:

To open an account 1-800-638-5660
For existing discount brokerage investors 1-800-225-7720
Automated telephone and on-line services
You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs save you an additional 10% on commissions.

Note: Discount applies to our current commission schedule, subject to our $35 minimum commission.

ABOUT THE FUNDS                              37
Investor information
A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service
Virtually all stocks held in customer accounts are eligible for this service-free of charge.

/Discount Brokerage is a division of T. Rowe Price Investment / /Services, Inc., Member NASD/SIPC./



 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements.

Shareholder Reports
Fund managers' reviews of their strategies and results. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at 100 East Pratt Street, Baltimore, Maryland 21202.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

Performance Update
A quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides
Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, How to Choose a Bond Fund, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and timely, informative reports.


To Open a Mutual Fund Account
 Investor Services
 1-800-638-5660
 1-410-547-2308

For Existing Accounts
 Shareholder Services
 1-800-225-5132
 1-410-625-6500

For Yields, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 1-800-638-2587    24 hours, 7 days

To Open a Discount Brokerage Account
 1-800-638-5660

Plan Account Line
 1-800-401-3279
 For retirement plan
 investors

Investor Centers
 101 East Lombard St.
 Baltimore, MD 21202

 T. Rowe Price
 Financial Center
 10090 Red Run Blvd.
 Owings Mills, MD 21117

 Farragut Square
 900 17th Street, N.W.
 Washington, D.C. 20006

 ARCO Tower
 31st Floor
 515 South Flower St.
 Los Angeles, CA 90071

 4200 West Cypress St.
 10th Floor
 Tampa, FL 33607

Internet Address
 www.troweprice.com
                                                        C11-040 08/16/98